May 11, 1997


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                           Re: Professionally Managed Portfolios
                                            File No. 811-5037
                                            CIK No. 811030

Dear Sir or Madam:

On behalf of the above Registrant and pursuant to Rule 30b-2 under the Investment Company Act of 1940, I enclose for filing via EDGAR, a copy of the Semi-annual Report to shareholders of the Trent Equity Fund series of the Registrant for the six month period ended February 28, 1998.

If you have any questions, please contact me at (602) 952-1100.

Sincerely yours,

/s/
Robert H. Wadsworth

                               TRENT EQUITY FUND

                               Semi-Annual Report

                            For the Six Months Ended
                                February 28, 1998

Dear Shareholder:

For the six-month period ending February 28,1998, the Trent Equity Fund gained 20.0% versus 17.3% for the S&P 500. The Fund's strong performance was the result of the market giving preference to companies with steady earnings growth and having an aversion to cyclical companies. After six years of unusually high profit growth due to a healthy economy and productivity increases, the earnings growth of the average company is beginning to return to normal. Thus, the market should continue to move toward those companies with steady and higher-than-average earnings growth expectations, the kind of companies that dominate Trent Equity Fund.

ACTIVITY IN CURRENT HOLDINGS

The most significant gains during the six months were in Family Dollar Stores, Freddie Mac, Michaels Stores, The Walt Disney Company, Gillette, American Express and Johnson & Johnson. The weakest stocks were First Data and Nike.

Family Dollar Stores' same store sales are running well into double digits, creating strong upward earnings momentum. The company's new every day low pricing strategy is working very well. Michaels Stores continues its dramatic recovery from a myriad of problems. The Fund purchased the stock in the midst of their difficulties and that purchase has paid off handsomely with the stock up significantly since purchase. We believe the recovery will continue for a couple of years, leading to higher profit margins and significant earnings growth. Michaels is unique in retail with its emphasis on arts and crafts. Disney is one of the great brand names in the world and will continue to exploit that through continuing increases in movies, theme parks, and projects such as its new cruise line. Disney has had a successful year in movies. Gillette recovered from investor jitters stemming from concern, in the summer of 1997, about possible slowing earnings growth, the focus is now on Gillette's bright long term prospects for its new shaving system, to be introduced in July, 1998, and continuing rosy prospects for its Duracell division. American Express' stock price rose on continuing market share gains versus Visa and Master Card, and on impressive growth from its American Express Financial Advisors money management subsidiary. First Data's stock price has suffered from poor performance in some of its operations outside its core credit card transaction processing. The company is addressing these problems including jettisoning some of its non-core subsidiaries. Nike's earnings have suffered from excessive inventory stemming from recent weakness in retail demand for athletic shoes, particularly in Asia, but also in the US. However, Nike's dominance of the athletic shoe market gives it a huge competitive advantage on which it will be able to capitalize as the market turns up again. We believe that Nike will continue to broaden its reach in sports, so that in five years athletic shoes will be a minority of its revenues.

NEW HOLDINGS

New purchases during the six month period were Claire's Stores, Hewlett-Packard, Crown Cork & Seal, Young Broadcasting, Intel, Qualcomm, and Gartner Group. The purchases of Hewlett-Packard, Intel, and Qualcomm are the first time the

Fund has ventured into high tech. Although we have always felt that high tech investments carry a great deal of risk because of the difficulty of sustaining their competitive advantages, Hewlett-Packard and Intel both have the critical mass to ensure their continued viability. Qualcomm is more of an upstart but has proven proficient in a number of different areas. Claire's Stores, the jewelry retail chain catering to teenagers, is a unique retail concept and a very successful company. Crown Cork & Seal, the metal can packager, has completed its acquisition strategy and will now benefit the next couple of years from increased efficiencies. Young Broadcasting is a TV station group generating impressive amounts of free cash flow and enjoys one of the lower multiples of operating cash flows of all broadcasters. Gartner Group is the premiere tracker of information for the technology industry.

SIGNIFICANT GAINS AND LOSSES

The largest realized gains during the six-month period were in Reuters and Thompson Corp. There were no significant realized losses during the six-month period.

Trent Equity Fund has had a banner six months and we look forward to what we believe will be continued good performance because of the strength of our holdings. Thank you for being a Fund shareholder.

                         TRENT CAPITAL MANAGEMENT, INC.

                               TRENT EQUITY FUND

SCHEDULE OF INVESTMENTS at February 28, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 97.9%                                                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Beverages: 3.1%
       1,800         Coca-Cola Company.......................................................            $ 123,638
                                                                                                         ---------

                     Commercial Services: 2.5%
       2,500         Gartner Group, Inc., Class A*...........................................               99,687
                                                                                                            ------

                     Computers: 4.4%
       2,600         Hewlett-Packard Company.................................................              174,200
                                                                                                           -------

                     Consumer Products: 12.1%
       2,081         Gillette Company........................................................              224,488
       3,400         Nike, Inc...............................................................              149,175
       8,500         Oakley, Inc.*...........................................................              102,531
                                                                                                           -------
                                                                                                           476,194
                                                                                                           -------
                     Containers: 2.5%
       1,800         Crown Cork & Seal Company, Inc..........................................               97,200
                                                                                                            ------

                     Financial Services: 16.9%
       3,150         American Express Company................................................              283,697
       5,350         Federal Home Loan Mortgage Corp.........................................              252,788
       3,800         First Data Corp.........................................................              129,200
                                                                                                           -------
                                                                                                           665,685
                                                                                                           -------
                     Household Products: 9.6%
       4,000         Libbey, Inc.............................................................              147,500
       5,000         Newell Company..........................................................              229,375
                                                                                                           -------
                                                                                                           376,875
                                                                                                           -------
                     Medical Supplies: 7.1%
       1,500         Abbott Laboratories.....................................................              112,219
       2,200         Johnson & Johnson.......................................................              166,100
                                                                                                           -------
                                                                                                           278,319
                                                                                                           -------
                     Multimedia: 5.2%
       1,825         Walt Disney Company.....................................................              204,286
                                                                                                           -------

                     Recreation: 7.1%
       9,700         Harley-Davidson, Inc....................................................              281,300
                                                                                                           -------

                               TRENT EQUITY FUND

SCHEDULE OF INVESTMENTS at February 28, 1998 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Retail: 20.7%
       5,500         Claire's Stores, Inc....................................................             $ 99,000
       6,700         Family Dollar Stores, Inc...............................................              238,687
       2,775         McDonald's Corp.........................................................              151,931
       7,800         Michael's Stores, Inc...................................................              265,200
       8,000         PETsMART, Inc.*.........................................................               61,000
                                                                                                            ------
                                                                                                           815,818
                                                                                                           -------
                     Semiconductors: 2.2%
         950         Intel Corp..............................................................               85,203
                                                                                                            ------

                     Telecommunications: 2.3%
       1,800         QUALCOMM, Inc.*.........................................................               91,800
                                                                                                            ------

                     Television: 2.2%
       2,000         Young Broadcasting Corp., Class A*......................................               88,500
                                                                                                            ------

                     Total Common Stocks (cost $2,629,671)...................................            3,858,705
                                                        -                                                ---------

Principal Amount     REPURCHASE AGREEMENT: 2.4%
------------------------------------------------------------------------------------------------------------------------------------
     $95,000         Star Bank Repurchase Agreement, 4.80%, dated 2/27/98,
                     due 3/2/98, collateralized by $101,813 GNMA, 7.375%,
                     due 5/20/24 (cost $95,000) (proceeds $95,038)...........................               95,000
                                                                                                            ------

                     Total Investments in Securities (cost $2,724,671+): 100.3% .............            3,953,705
                     Liabilities in excess of Other Assets: (0.3)%...........................              (10,047)
                                                                                                           -------
                     Total Net Assets: 100.0% ...............................................           $3,943,658
                                                                                                        ==========

* Non-income producing security.

+ At February 28, 1998,  the cost of securities for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................           $1,321,168
                     Gross unrealized depreciation...........................................              (92,134)
                                                                                                           -------
                           Net unrealized appreciation.......................................           $1,229,034
                                                                                                        ==========

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES at February 28, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $2,724,671) .................................           $3,953,705
      Cash...................................................................................                  437
      Dividends and interest receivable......................................................                2,027
      Prepaid expenses.......................................................................                  532
                                                                                                               ---
            Total assets ....................................................................            3,956,701
                                                                                                         ---------

LIABILITIES
      Payables:
         Advisory fees ......................................................................                3,843
         Administration fee..................................................................                1,132
      Accrued expenses.......................................................................                8,068
                                                                                                             -----
            Total liabilities................................................................               13,043
                                                                                                            ------


NET ASSETS    ...............................................................................           $3,943,658
                                                                                                        ==========

Net asset value, offering and redemption price per share
      ($3,943,658/276,175 shares outstanding;
      unlimited number of shares authorized without par value)  .............................               $14.28
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................           $2,660,652
      Accumulated net investment loss........................................................              (20,108)
      Undistributed net realized gain on investments.........................................               74,080
      Net unrealized appreciation on investments.............................................            1,229,034
                                                                                                         ---------
            Net assets ......................................................................           $3,943,658
                                                                                                        ==========

                               TRENT EQUITY FUND

STATEMENT OF OPERATIONS - For the Six Months Ended February 28, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Dividends........................................................................             $ 15,132
            Interest.........................................................................                  154
                                                                                                               ---
                  Total income...............................................................               15,286
                                                                                                            ------

      Expenses
            Advisory fees....................................................................               20,352
            Transfer agent fees..............................................................                6,565
            Audit fee........................................................................                5,977
            Fund accounting fees.............................................................                5,951
            Administration fee...............................................................                3,433
            Registration fees................................................................                1,801
            Miscellaneous....................................................................                1,770
            Legal fees.......................................................................                1,577
            Custody fees.....................................................................                1,562
            Trustee fees.....................................................................                1,483
            Reports to shareholders..........................................................                1,427
            Insurance........................................................................                  180
                                                                                                               ---
                  Total expenses.............................................................               52,078
                  Less: expenses reimbursed and waived.......................................              (16,684)
                                                                                                           -------
                  Net expenses...............................................................               35,394
                                                                                                            ------
                        Net investment loss .................................................              (20,108)
                                                                                                           -------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
            Net realized gain from security transactions.....................................              343,005
            Net change in unrealized appreciation on investments.............................              340,831
                                                                                                           -------
                  Net realized and unrealized gain on investments............................              683,836
                                                                                                           -------
                        Net increase in net assets resulting from operations ................            $ 663,728
                                                                                                         =========


See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Six Months             Year
                                                                                      Ended               Ended
                                                                                  February 28,         August 31,
                                                                                      1998*               1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss...........................................................       $ (20,108)         $ (24,679)
Net realized gain (loss) from security transactions...........................         343,005           (108,559)
Net change in unrealized appreciation on investments..........................         340,831            735,603
                                                                                       -------            -------
      Net increase in net assets resulting from operations ...................         663,728            602,365
                                                                                       -------            -------

DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain on investments .............................................         -0-                  -0-
                                                                                        -                    -

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change
   in outstanding shares (a)..................................................         (39,917)          (321,146)
                                                                                       -------           --------

      Total increase in net assets ...........................................         623,811            281,219

NET ASSETS
Beginning of period...........................................................       3,319,847          3,038,628
                                                                                     ---------          ---------
End of period ................................................................      $3,943,658         $3,319,847
                                                                                    ==========         ==========

(a) A summary of capital share transactions is as follows:

                                                                Six Months                         Year
                                                                   Ended                           Ended
                                                            February 28, 1998*                August 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                          Shares            Value         Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Shares sold .........................................       7,120         $ 94,353         14,605       $ 158,843
Shares issued in reinvestment of distribution........       -0-              -0-            -0-             -0-
Shares redeemed......................................     (10,008)        (134,270)       (43,688)       (479,989)
                                                          -------         --------        -------        --------
Net decrease ........................................      (2,888)       $ (39,917)       (29,083)      $(321,146)
                                                           ======        =========        =======       =========

*Unaudited.

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Months                                            September 2,
                                                  Ended               Year Ended August 31,          1992* through
                                              February 28,                                            August 31,
                                                  1998#      1997       1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period...........  $11.90     $ 9.86     $10.24     $11.50     $11.66     $10.00
                                                 ------     ------     ------     ------     ------     ------
Income from investment operations:
      Net investment loss......................   (0.07)     (0.10)     (0.06)     -0-        (0.07)     (0.08)
      Net realized and unrealized gain
         on investments........................    2.45       2.14       0.67       0.67       0.15       1.76
                                                   ----       ----       ----       ----       ----       ----
Total from investment operations...............    2.38       2.04       0.61       0.67       0.08       1.68
                                                   ----       ----       ----       ----       ----       ----
Less distributions:
      From net investment income...............   -0-        -0-        -0-        -0-        -0-        (0.01)
      From net capital gains...................   -0-        -0-        (0.99)     (1.93)     (0.24)     (0.01)
                                                   -          -         -----      -----      -----      -----
Total distributions............................   -0-        -0-        (0.99)     (1.93)     (0.24)     (0.02)
                                                   -          -         -----      -----      -----      -----
Net asset value, end of period.................  $14.28     $11.90     $ 9.86     $10.24     $11.50     $11.66
                                                 ======     ======     ======     ======     ======     ======

Total return...................................   20.00%     20.69%      7.23%      9.38%      0.64%    16.91%+

Ratios/supplemental data:

Net assets, end of period (millions)...........  $  3.9     $  3.3     $  3.0     $  3.8     $  3.9     $  4.7

Ratio of expenses to average net assets:
      Before expense reimbursement.............    2.94%+     3.48%      3.63%      3.65%      3.16%      3.33%+**
      After expense reimbursement..............    2.00%+     2.00%      2.10%      1.85%      1.85%      2.54%+**
Ratio of net investment loss to average net assets:
      Before expense reimbursement.............   (2.08)%+   (2.25)%    (2.15)%    (2.00)%    (1.68)%    (1.84)%+**
      After expense reimbursement..............   (1.14)%+   (0.76)%    (0.62)%    (0.15)%    (0.36)%    (1.05)%+**

Portfolio turnover rate........................   19.97%     43.81%     59.33%     46.52%    149.25%    315.38%

Average commission rate paid per share++.......  $0.0729    $0.0615    $0.0625     --         --         --

#Unaudited.

*Commencement of operations.

+Annualized.

++For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in varous markets where trading practices and commission rate structures may differ.

**Excludes taxes and tax reimbursements of 2.84% of average daily net assets on an annualized basis.

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS at February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Trent Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on September 2, 1992. The investment objective of the Fund is to seek capital appreciation, both realized and unrealized. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; seurities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the six months ended February 28, 1998, Trent Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.15% based upon the average daily net assets of the Fund. For the six months ended February 28, 1998, the Fund incurred $20,352 in Advisory fees. The Advisor has voluntarily limited the Fund's expenses to the annual level of 2.00% of average daily net assets. Total reimbursed expenses from the Advisor for the six months ended February 28, 1998 was $16,684.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a fee equal to the greater of 0.25% of the Fund's average daily net assets or $15,000. For the six months ended February 28, 1998, the Fund incurred $3,433 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator and receives no compensation for its services.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - INVESTMENT TRANSACTIONS

      The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended February 28, 1998, were $707,904 and $845,792, respectively.

                                     Advisor
                         Trent Capital Management, Inc.
                              3101 North Elm Street
                                    Suite 150
                        Greensboro, North Carolina 27408
                                 (910) 282-9302

                                   Distributor
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    Auditors
                              Tait, Weller & Baker
                       Eight Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


     This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

     Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.